UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)    February 1, 2011

Commission File Number of issuing entity:
333-159791-03

SEQUOIA MORTGAGE TRUST 2011-1

 (Exact name of issuing entity)

Commission File Number of depositor:
333-159791-01

SEQUOIA RESIDENTIAL FUNDING, INC.

(Exact name of depositor as specified in its charter)

RWT HOLDINGS, INC. (Sponsor)

(Exact name of sponsor/seller as specified in its charter)

DELAWARE	None
(State or other jurisdiction	(I.R.S. employer
of incorporation)	identification no.)

One Belvedere Place, Suite 330, Mill Valley, CA	94941
(Address of principal executive offices)	(Zip code)
Registrant’s telephone number, including area code (415) 389-7373

N/A

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On March 1, 2011, Sequoia Residential Funding, Inc. (the “Depositor”) caused the issuance and sale of the Sequoia Mortgage Trust 2011-1 Mortgage Pass-Through Certificates, Series 2011-1, Class A-1, Class A-IO, Class B-1, Class B-2 and Class B-3 (the “Certificates”), in the approximate aggregate principal amount of $289,529,000, pursuant to a Pooling and Servicing Agreement, dated as of February 1, 2011, by and among the Depositor, Citibank, N.A., as trustee (in such capacity, the “Trustee”), and Wells Fargo Bank, N.A., as master servicer (the “Master Servicer”) and securities administrator (the “Securities Administrator”).  Certain Certificates were sold by the Depositor to Credit Suisse Securities (USA) LLC, Jefferies & Company, Inc. and J.P. Morgan Securities LLC, as underwriters, pursuant to the Underwriting Agreement dated February 18, 2011.  The mortgage loans are being serviced, and were sold to Redwood Residential Acquisition Corporation (the “Seller”), pursuant to a Flow Mortgage Loan Sale and Servicing Agreement (the “FRB Servicing Agreement”), dated as of July 1, 2010, between the Seller and First Republic Bank (“FRB”), and a Mortgage Loan Flow Purchase, Sale and Servicing Agreement (the “PHH Servicing Agreement”), dated as of July 21, 2010, between the Seller and PHH Mortgage Corporation (“PHH” and, together with FRB, the “Servicers”).  In connection with the offering of the Certificates, the Seller and the Depositor entered into a Mortgage Loan Purchase and Sale Agreement, pursuant to which the Seller conveyed to the Depositor all of its interest in the mortgage loans.  The Seller assigned its rights under each Servicing Agreement with respect to the related mortgage loans to the Depositor, and the Depositor assigned such rights to the Trustee for the benefit of the holders of the Certificates, in each case pursuant to an Assignment, Assumption and Recognition Agreement, dated as of March 1, 2011, among the Seller, the Depositor, the Trustee and the respective Servicer.  Wells Fargo Bank, N.A. will maintain custody of the mortgage files relating to the mortgage loans on behalf of Sequoia Mortgage Trust 2011-1, pursuant to a Custodial Agreement, dated as of February 1, 2011, among Wells Fargo Bank, N.A., as custodian, the Depositor, the Master Servicer, the Seller and the Trustee.

Item 9.01	Financial Statements and Exhibits.

(a)           Not applicable

(b)           Not applicable

(c)           Not applicable.

(d)           Exhibits:   The following final executed version of Exhibits to the Form S-3 Registration Statement of the Registrant are hereby filed:

Exhibit
Number

10.1    Final executed Pooling and Servicing Agreement, dated as of February 1, 2011, by and among Sequoia Residential Funding, Inc., as depositor, Citibank, N.A., as trustee, and Wells Fargo Bank, N.A., as master servicer and securities administrator.

10.2    Final executed Assignment, Assumption and Recognition Agreement, dated as of March 1, 2011, among Redwood Residential Acquisition Corporation, as assignor, Sequoia Residential Funding, Inc., as depositor, Citibank, N.A., as trustee, and First Republic Bank, as servicer.

10.3    Final executed Assignment, Assumption and Recognition Agreement, dated as of March 1, 2011, among Redwood Residential Acquisition Corporation, as assignor, Sequoia Residential Funding, Inc., as depositor, Citibank, N.A., as trustee, and PHH Mortgage Corporation, as servicer.

10.4    Final executed Mortgage Loan Purchase and Sale Agreement, dated as of March 1, 2011, between Redwood Residential Acquisition Corporation, as seller, and Sequoia Residential Funding, Inc., as depositor.

10.5    Final executed Custodial Agreement, dated as of February 1, 2011, among Wells Fargo Bank, N.A., as custodian and master servicer, Redwood Residential Acquisition Corporation, as seller, Sequoia Residential Funding, Inc., as depositor, and Citibank, N.A., as trustee.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SEQUOIA RESIDENTIAL FUNDING, INC.

By:  /s/ John Isbrandtsen
Name: John Isbrandtsen
Title: Authorized Officer

Dated:  March 1, 2011

Exhibit 10.1

Final executed Pooling and Servicing Agreement, dated as of February 1, 2011, by and among Sequoia Residential Funding, Inc., as depositor, Citibank, N.A., as trustee, and Wells Fargo Bank, N.A., as master servicer and securities administrator.

Exhibit 10.2

Final executed Assignment, Assumption and Recognition Agreement, dated as of March 1, 2011, among Redwood Residential Acquisition Corporation, as assignor, Sequoia Residential Funding, Inc., as depositor, Citibank, N.A., as trustee, and First Republic Bank, as servicer.

Exhibit 10.3

Final executed Assignment, Assumption and Recognition Agreement, dated as of March 1, 2011, among Redwood Residential Acquisition Corporation, as assignor, Sequoia Residential Funding, Inc., as depositor, Citibank, N.A., as trustee, and PHH Mortgage Corporation, as servicer.

Exhibit 10.4

Final executed Mortgage Loan Purchase and Sale Agreement, dated as of March 1, 2011, between Redwood Residential Acquisition Corporation, as seller, and Sequoia Residential Funding, Inc., as depositor.

Exhibit 10.5

Final executed Custodial Agreement, dated as of February 1, 2011, among Wells Fargo Bank, N.A., as custodian and master servicer, Redwood Residential Acquisition Corporation, as seller, Sequoia Residential Funding, Inc., as depositor, and Citibank, N.A., as trustee.